                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21206

                           AEW Real Estate Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                399 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           Coleen Downs Dinneen, Esq.
                      IXIS Asset Management Advisors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (617) 449-2810

Date of fiscal year end:  January 31, 2005

Date of reporting period: January 31, 2005

This Form N-CSR/A amends and restates the Registrant's Form N-CSR filed on April 7, 2005 (Accession No. 0001193125-05-071967) (the "Original N-CSR"). The only items that have changed from the Original N-CSR are Items 1, 5, 11 and 12. No other items have been revised or updated to reflect any events that may have occurred since the date of the Original N-CSR.

Item 1.  Reports to Stockholders.

Portions of the financial statements included in the Registrant's annual report for the period ended January 31, 2005 (the "Report") have been restated, as provided in the supplement to the Registrant's annual report included herein. The original annual report is also included herein. A copy of the supplement and the original report will be mailed to shareholders upon request and is available on AEW's website at www.ixisadvisors.com/aew_rif.

                           AEW Real Estate Income Fund

  Supplement to AEW Real Estate Income Fund Annual Report for the period ended
                                January 31, 2005

The information presented in the Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended January 31, 2005 has been restated to reflect the reclassification of certain distributions paid from net investment income to distributions paid from capital gains. These reclassifications had no effect on total distributions paid or net assets. The amounts as originally reported and the restated amounts are as follows:

Statement of Operations                            Original         Restated
                                                 ------------     -------------
Less Distributions to Preferred Shareholders:
 Net investment income                           $   (454,181)    $    (316,968)
 Net realized short-term gain on investments                -            (1,132)
 Net realized long-term gain on investments                 -          (136,081)

Statement of Changes in Net Assets                 Original         Restated
                                                 ------------     -------------
Distributions to Preferred Shareholders:
 Net investment income                           $    (454,181)   $    (316,968)
 Short-term capital gain                                     -           (1,132)
 Long-term capital gain                                      -         (136,081)

Distributions to Common Shareholders:
 Net investment income                              (5,193,528)      (3,949,554)
 Short-term capital gain                                     -          (14,108)
 Long-term capital gain                               (465,757)      (1,695,623)
 Return of capital                                     (96,550)         (96,550)

Financial Highlights                             Original       Restated
                                                ----------     ----------
Distributions to Preferred Shareholders:
 Dividends from net investment income           $    (0.12)    $    (0.08)
 Distributions from net realized short-term              -          (0.00) (a)
  gains
 Distributions from net realized  long-term              -          (0.04)
  gains

Distributions to Common Shareholders:
 Dividends from net investment income                (1.35)         (1.03)
 Distributions from net realized short-term              -          (0.00) (a)
  gains
 Distributions from net realized long-term           (0.12)         (0.44)
  gains
 Distributions from paid in  capital                 (0.03)         (0.03)

(a) Amount rounds to less than $0.01 per share.

Notes to Financial Statements

Note 2e to the financial statements has been amended and restated as follows to include additional language explaining the financial statement balances:

e. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend period for Auction Market Preferred Shares ("AMPS") is generally seven days. For the year ended January 31, 2005 the dividend rates for AMPS ranged from 0.79% to 2.50%. The dividend rate for AMPS on January 31, 2005 was 2.47%. In addition, at least annually, the Fund intends to distribute net capital gains, if any. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital.

The calendar year-end amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund's investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund has estimated these amounts for the period from January 1 through January 31, 2005 for accounting purposes. Correspondingly, the timing and characterization of certain income and capital gain distributions are determined annually on a calendar year basis in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. The character of distributions paid as disclosed within the Statement of Changes in Net Assets includes certain calendar year federal tax-based amounts and corresponding estimates for the period from January 1 through January 31, 2005 of ordinary income, capital gains and return of capital based on dividends received from REITs.

Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts.

Additionally, the tax character of distributions paid, originally reported as unaudited additional information, has been added to Note 2e to the financial statements, Dividends and Distributions to Shareholders, and is stated as:

                                                  2005               2004
                                             -------------      -------------
Distributions from:
 Net investment income                       $   3,906,427      $   6,509,592
 Long-term capital gain                          2,207,039            686,193
 Non-taxable return of capital                      96,550                  -

Differences between these amounts and those reported on the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for interest rate swaps and short-term capital gains.

At January 31, 2005, the difference between the components of distributable earnings on a tax basis (as disclosed in note (b) to the Schedule of Investments) and amounts reported on the Statement of Assets & Liabilities are attributable to prior year wash sale loss deferrals.

AEW Real Estate Income Fund

                      STATEMENT OF OPERATIONS (AS RESTATED)

  For the Year Ended January 31, 2005


  INVESTMENT INCOME
     Dividends                                                    $   5,230,427
     Interest                                                             2,941
     Less net foreign taxes withheld                                    (16,720)
                                                                  -------------
                                                                      5,216,648
                                                                  -------------

     Expenses
       Management fees                                                  827,074
       Trustees' fees and expenses                                       55,937
       Accounting and administrative                                    150,000
       Custodian                                                         38,107
       Transfer agent fees                                               41,730
       Audit and tax services                                            30,657
       Legal                                                             74,288
       Reports to shareholders                                           30,355
       Preferred stock auction                                           71,167
       Rating agency fees                                                10,999
       American Stock Exchange fees                                      15,000
       Miscellaneous                                                     18,281
                                                                  -------------
     Total expenses before waivers                                    1,363,595
       Less waivers                                                    (437,461)
                                                                  -------------
     Net expenses                                                       926,134
                                                                  -------------
     Net investment income                                            4,290,514
                                                                  -------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
   CURRENCY TRANSACTIONS AND INTEREST RATE SWAP CONTRACTS
     Realized gain (loss) on:
       Investments - net                                              1,756,744
       Interest rate swap contracts - net                              (426,585)
       Foreign currency transactions - net                                 (377)
     Change in unrealized appreciation (depreciation) of
       Investments - net                                              1,788,175
       Interest rate swap contracts - net                               363,818
                                                                  -------------
     Net realized and unrealized gain (loss) on investments,
      foreign currency transactions and interest rate swap
      contracts                                                       3,481,775
                                                                  -------------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM                7,772,289
   OPERATIONS LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
     Net investment income                                             (316,968)
     Net realized short-term gain on investments                         (1,132)
     Net realized long-term gain on investments                        (136,081)
                                                                  -------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           $   7,318,108
   APPLICABLE TO COMMON SHARES                                    =============

                 See accompanying notes to financial statements.

AEW Real Estate Income Fund

                STATEMENTS OF CHANGES IN NET ASSETS (AS RESTATED)

                                                               Year Ended          Year Ended
                                                               January 31,         January 31,
                                                                  2005                2004
                                                            ---------------     ---------------
  FROM OPERATIONS:
     Net investment income                                  $     4,290,514     $     3,811,296
     Net realized gain (loss) on investments, foreign
      currency transactions and interest rate swap
      contracts                                                   1,329,782           3,796,947
     Net change in unrealized appreciation (depreciation)
      of investments and interest rate swap contracts             2,151,993          21,906,703
                                                            ---------------     ---------------
     Increase (decrease) in net assets resulting from
      operations                                                  7,772,289          29,514,946
                                                            ---------------     ---------------
  LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
     Net investment income                                         (316,968)           (193,478)
     Short-Term capital gain                                         (1,132)           (122,163)
     Long-Term capital gain                                        (136,081)            (14,621)
                                                            ---------------     ---------------
     Increase (decrease) in net assets from operations
      applicable to common shares                                 7,318,108          29,184,684
                                                            ---------------     ---------------
  LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS:
     Net investment income                                       (3,949,554)         (3,820,972)
     Short-Term capital gain                                        (14,108)         (2,753,072)
     Long-Term capital gain                                      (1,695,623)           (291,479)
     Return of capital                                              (96,550)                 --
                                                           ---------------     ---------------
                                                                (5,755,835)         (6,865,523)
                                                            ---------------     ---------------
  INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL STOCK TRANSACTIONS:                                           --            (591,720)
                                                            ---------------     ---------------
     Total increase (decrease) in net assets                      1,562,273          21,727,441
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
     Beginning of period                                         75,503,231          53,775,790
                                                            ---------------     ---------------
     End of period                                          $    77,065,504     $    75,503,231
                                                            ===============     ===============

     UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME  $            --     $       (23,992)
                                                            ===============     ===============

                 See accompanying notes to financial statements.

AEW Real Estate Income Fund
                       FINANCIAL HIGHLIGHTS (AS RESTATED)

For a share outstanding throughout each period.

                                                                                                       For the Period
                                                                                                     November 26, 2002*
                                                                    Year Ended January 31,                 through
                                                                  ---------------------------             January 31,
                                                                     2005            2004                   2003
                                                                  ----------       ----------        ------------------
Net Asset Value, Beginning of Period (Common Shares)              $    19.70       $    14.03        $            14.33/(a)/
                                                                  ----------       ----------        ------------------
Income From Investment Operations:
Net Investment Income                                  /(b)/            1.12             0.99                      0.09
Net Realized and Unrealized Gain (Loss) on Investments                  0.90             6.71                     (0.24)
                                                                  ----------       ----------        ------------------
Total From Investment Operations                                        2.02             7.70                     (0.15)
                                                                  ----------       ----------        ------------------
Less Distributions to Preferred Shareholders:
   Dividends From Net Investment Income                                (0.08)           (0.05)                       --
   Distributions From Net Realized Short-Term Gains                    (0.00)/(f)/      (0.03)                       --
   Distributions From Net Realized Long-Term Gains                     (0.04)            0.00/(f)/                   --
                                                                  ----------       ----------        ------------------
Total From Investment Operations Applicable to Common                   1.90             7.62                     (0.15)
 Shareholders                                                     ----------       ----------        ------------------
Less Distributions to Common Shareholders:
   Dividends From Net Investment Income                                (1.03)           (1.00)                    (0.09)
   Distributions From Net Realized Short-Term Gains                    (0.00)/(f)/      (0.72)                   (0.00)/(f)/
   Distributions From Net Realized Long-Term Gains                     (0.44)           (0.07)                    (0.01)
   Distributions From Paid In Capital                                  (0.03)              --                     (0.02)
                                                                  ----------       ----------        ------------------
Total Distributions to Common Shareholders                             (1.50)           (1.79)                    (0.12)
                                                                  ----------       ----------        ------------------
Common Shares Offering Costs Charged to Paid-in Capital                   --               --                     (0.03)
                                                                  ----------       ----------        ------------------
Preferred Shares Underwriting Commissions and Offering                    --            (0.16)                       --
 Costs                                                            ----------       ----------        ------------------
Net Asset Value, End of Period (Common Shares)                    $    20.10       $    19.70        $            14.03
                                                                  ==========       ==========        ==================
Market Value, End of Period (Common Shares)                       $    17.40       $    17.87        $            14.55
                                                                  ==========       ==========        ==================
Total Return on Market Value (%)                       /(j)/            6.11            37.45                     (2.23)/(c)/
Total Return on Net Asset Value (%)                    /(i)(j)/        11.19            56.84                     (1.29)/(c)/
Ratio of Expenses to Average Net Assets Applicable to  /(e)/            1.81             2.00                      1.85
 Common Shares, Before Waivers (%)
Ratio of Expenses to Average Net Assets Applicable to  /(d)(e)/         1.23             1.38                      1.37
 Common Shares, After Waivers (%)

Ratio of Net Investment Income to Average Net Assets   /(e)/            5.11             5.35                      2.80
 Applicable to Common Shares, Before Waivers (%)

Ratio of Net Investment Income to Average Net Assets   /(e)/            5.69             5.97                      3.28
 Applicable to Common Shares, After Waivers (%)
Portfolio Turnover Rate (%)                                                8               31                         1
Net Assets Applicable to Common Shares, End of Period             $   77,066       $   75,503        $           53,776
 (000)

Auction Market Preferred Shares
Total Shares Outstanding                                               1,120            1,120                        --
Asset Coverage Per Share                               /(g)/      $   93,820       $   92,414        $               --
Involuntary Liquidation Preference Per Share           /(h)/      $   25,000       $   25,000        $               --
Approximate Market Value Per Share                                $   25,000       $   25,000        $               --

*       Commencement of operations
/(a)/ Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.
/(b)/   Calculated using the average common shares outstanding during the period.
/(c)/ Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $ 0.675 paid by the shareholder on the first day and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price on the last day of the period.
/(d)/ The investment adviser and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher.
/(e)/   Computed on an annualized basis for periods less than one year.
/(f)/   Amount rounds to less than $0.01 per share.
/(g)/ Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
/(h)/   Plus accumulated and unpaid dividends.
/(i)/ Had certain expenses not been reduced during the period total return would have been lower.
/(j)/   Periods less than one year are not annualized.

                          Notes to Financial Statements

For the Year Ended January 31, 2005

1. Organization. AEW Real Estate Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund is organized under the laws of the Commonwealth of Massachusetts by an Amended and Restated Agreement and Declaration of Trust dated October 10, 2002. The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in the United States real estate industry.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and officers, under the supervision of the Fund's Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the New York Stock Exchange.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Dividend income received by the Fund from its investment in REITs may consist of ordinary income, capital gains and return of capital. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend period for Auction Market Preferred Shares ("AMPS") is generally seven days. For the year ended January 31, 2005 the dividend rates for AMPS ranged from 0.79% to 2.50%. The dividend rate for AMPS on January 31, 2005 was 2.47%. In addition, at least annually, the Fund intends to distribute net capital gains, if any. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital.

The calendar year-end amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund's investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund has estimated these amounts for the period from January 1 through January 31, 2005 for accounting purposes. Correspondingly, the timing and characterization of certain income and capital gain distributions are determined annually on a calendar year basis in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. The character of distributions paid as disclosed within the Statement of Changes in Net Assets includes certain calendar year federal tax-based amounts and corresponding estimates for the period from January 1 through January 31, 2005 of ordinary income, capital gains and return of capital based on dividends received from REITs.

Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts.

The tax character of distributions paid for the years ended January 31, 2005 and January 31, 2004 was as follows:

                                               2005             2004
                                          --------------   --------------
Distributions from:
  Net investment income                   $    3,906,427   $    6,509,592
  Long-term capital gain                       2,207,039          686,193
  Non-taxable return of capital                   96,550                -

Differences between these amounts and those reported on the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for interest rate swaps and short-term capital gains.

At January 31, 2005, the difference between the components of distributable earnings on a tax basis (as disclosed in note (b) to the Schedule of Investments) and amounts reported on the Statement of Assets & Liabilities are attributable to prior year wash sale loss deferrals.

f. Swap Agreements. The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 7 for a summary of the open swap agreements as of January 31, 2005.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. Auction Market Preferred Shares. The Fund is authorized to issue an unlimited number of preferred shares, par value $0.00001 per share. On February 10, 2003, the Fund issued 1,120 shares of Series M AMPS with proceeds of $28,000,000 in a public offering. Underwriting commissions and offering costs of $601,187 ($0.16 per common share) were incurred in connection with the offering and were charged directly to paid-in-capital of the common shares. Dividends on the AMPS are cumulative at a rate which was established at the offering of the AMPS and has been reset every seven days thereafter by an auction. The Fund pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The AMPS may also be subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund defaults on its asset maintenance requirements with respect to the AMPS and fails to cure such a default within the time permitted. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's By-Laws. The AMPS have a liquidation preference of $25,000 per share. The Fund is required to maintain certain asset coverage with respect to the AMPS as defined in the Fund's By-Laws.

4. Purchases and Sales of Securities. For the year ended January 31, 2005, purchases and sales of securities (excluding short-term investments) were $7,929,207 and $9,303,237, respectively.

5. Management Fees and Other Transactions with Affiliates.

a. Management Fees. AEW Management and Advisors, L. P. ("AEW") serves as the investment adviser to the Fund. AEW is an affiliate of AEW Capital Management,
L. P., a wholly owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS North America") formerly CDC IXIS Asset Management North America, L.P. Under the terms of the management agreement, the Fund pays a monthly management fee computed at the annual rate of 0.80% of the average daily managed assets of the Fund (which include the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage).

AEW has contractually agreed to waive a portion of its management fees in the amount of 0.25% of average daily managed assets during the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of average daily managed assets in year eight, and 0.05% of average daily managed assets in year nine.

AEW has also agreed to waive an additional portion of its management fees in the amount of 0.10% of average daily managed assets. This waiver is voluntary and may be terminated by the investment adviser at any time without notice.

For the year ended January 31, 2005, management fees and waivers for the Fund were as follows:

                                                Percentage of Average
   Gross          Waiver of          Net         Daily Managed Assets
 Management      Management       Management    ----------------------
    Fee              Fee             Fee          Gross         Net
------------    ------------    ------------    ----------  ----------
$    827,074    $    362,461    $    464,613      0.80%        0.45%

b. Accounting and Administrative Expense. During the period February 1, 2004 through December 31, 2004, IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain accounting and administrative services for the Fund and subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. The Fund paid IXIS Services a fee for these services based on the Fund's average daily managed assets, or if higher, the minimum fee set forth below:

        (1)
                     Percentage of Eligible Average Daily
                                Managed Assets
                    --------------------------------------
                         First                   Over
                     $300 million            $300 million
                    ---------------        ---------------
                        0.0600%                0.0575%

        or

        (2)     An annual minimum fee of $150,000.

Effective January 1, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing accounting and administrative services to the Fund. IBT continues to serve as subadministrator.

IXIS Services and IXIS Advisors each have agreed to voluntarily waive a portion of its fee. This waiver is voluntary and may be terminated by IXIS Advisors at any time without notice.

For the year ended January 31, 2005, the following was paid to IXIS Services and IXIS Advisors for accounting and administrative services:

     Gross           Waiver of           Net           Percentage of Average
  Accounting        Accounting        Accounting        Daily Managed Assets
     And               And               And          -----------------------
Administrative    Administrative    Administrative      Gross          Net
--------------    --------------    --------------    ---------     ---------
$      150,000    $       75,000    $       75,000      0.15%         0.07%

c. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS North America or its affiliates. Each Trustee who is an independent Trustee of the Fund receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $2,000 while each committee chairman receives a retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional Board or Committee meeting in excess of four meetings per year, at the rate of $375 and $200, respectively. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

d. Publishing Services. IXIS Services performs certain desktop publishing services for the Fund. Fees for these services are presented in the Statement of Operations as shareholder reporting. For the year ended January 31, 2005, the Fund paid $871 to IXIS Services as compensation for these services.

6. Shares of Beneficial Interest. The Amended and Restated Agreement and Declaration of Trust permits the Fund's Trustees to issue an unlimited number of common shares, $0.00001 par value per share. Transactions in common shares were as follows:

                                              Year                Year
                                             Ended               Ended
                                           January 31,         January 31,
                                              2005                2004
                                      ------------------   --------------------
                                       Shares    Amount     Shares     Amount
                                      --------  --------   --------  ----------
  Shares issued pursuant to the
   Fund's dividend reinvestment plan        --  $     --        676  $    9,467
  Offering costs and preferred shares
   underwriting commissions                 --        --         --    (601,187)
                                      --------  --------   --------  ----------
  Increase (decrease) derived from
   capital share transactions               --  $     --        676  $ (591,720)
                                      ========  ========   ========  ==========

7. Swap Contracts.

                       Expiration                                                 Unrealized Appreciation /
  Notional Amount         Date                      Description                        (Depreciation)
-------------------    ----------   ------------------------------------------   ---------------------------
Interest Rate Swaps

     $   2,800,000      3/1/2006    Agreement with Bank of America dated                $    26,525
                                    2/28/2003 to pay the notional amount
                                    multiplied by 2.345% and to receive the
                                    notional amount multiplied by the 1 week
                                    Floating Rate London Interbank Offering
                                    Rate ("LIBOR") adjusted by a specific
                                    spread.

     $  14,000,000      3/3/2008    Agreement with Bank of America dated                    251,029
                                    2/28/2003 to pay the notional amount
                                    multiplied by 3.104% and to receive the
                                    notional amount multiplied by the 1 week
                                    Floating Rate LIBOR adjusted by a specific
                                    spread.

     $   8,400,000      3/1/2010    Agreement with Fleet National Bank dated                134,211
                                    2/28/2003 to pay the notional amount
                                    multiplied by 3.622% and to receive the
                                    notional amount multiplied by the 1 week
                                    Floating Rate LIBOR adjusted by a specific
                                    spread.
                                                                                 ---------------------------
                                                                                        $    411,765
                                                                                 ===========================

8. Other. On January 3, 2005, the Fund declared three monthly dividends of $0.115 per common share for the months of January, February and March payable on January 28, February 25, and March 24, respectively. Characterization of the dividends for tax purposes may result in a portion of the dividends being designated as a return of capital. Such designations are determined at the end of the Fund's fiscal year.

9. Current Year Restatement. The Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended January 31, 2005 have been restated to reflect the reclassification of certain distributions paid from net investment income to distributions paid from capital gains. These reclassifications had no effect on total distributions paid or net assets. The amounts as originally reported and the restated amounts are as follows:

Statement of Operations                           Original      Restated
                                                ------------  -----------
Less Distributions to Preferred Shareholders:
 Net investment income                          $   (454,181) $  (316,968)
 Net realized short-term gain on investments               -       (1,132)
 Net realized long-term gain on investments                -     (136,081)

Statement of Changes in Net Assets                Original      Restated
                                                ------------  -----------
Distributions to Preferred Shareholders:
 Net investment income                          $   (454,181) $  (316,968)
 Short-term capital gain                                   -       (1,132)
 Long-term capital gain                                    -     (136,081)

Distributions to Common Shareholders:
 Net investment income                            (5,193,528)  (3,949,554)
 Short-term capital gain                                   -      (14,108)
 Long-term capital gain                             (465,757)  (1,695,623)
 Return of capital                                   (96,550)     (96,550)

Financial Highlights                              Original      Restated
                                                ------------  -----------
Distributions to Preferred Shareholders:
 Dividends from net investment income           $      (0.12) $     (0.08)
 Distributions from net realized short-term
  gains                                                    -        (0.00) (a)
 Distributions from net realized long-term
  gains                                                    -        (0.04)

Distributions to Common Shareholders:
 Dividends from net investment income                  (1.35)       (1.03)
 Distributions from net realized short-term
  gains                                                    -        (0.00) (a)
 Distributions from net realized long-term
  gains                                                (0.12)       (0.44)
 Distributions from paid in capital                    (0.03)       (0.03)

(a) Amount rounds to less than $0.01 per share.

Note 2e to the financial statements was restated to include additional language explaining the financial statement balances. The footnote is restated as follows:

e. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund.

Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend period for Auction Market Preferred Shares ("AMPS") is generally seven days. For the year ended January 31, 2005 the dividend rates for AMPS ranged from 0.79% to 2.50%. The dividend rate for AMPS on January 31, 2005 was 2.47%. In addition, at least annually, the Fund intends to distribute net capital gains, if any. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital.

The calendar year-end amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund's investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund has estimated these amounts for the period from January 1 through January 31, 2005 for accounting purposes. Correspondingly, the timing and characterization of certain income and capital gain distributions are determined annually on a calendar year basis in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. The character of distributions paid as disclosed within the Statement of Changes in Net Assets includes certain calendar year federal tax-based amounts and corresponding estimates for the period from January 1 through January 31, 2005 of ordinary income, capital gains and return of capital based on dividends received from REITs.

Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts.

Additionally, the tax character of distributions paid, originally reported as unaudited additional information, has been added to Note 2e to the financial statements, Dividends and Distributions to Shareholders, and is stated as follows:

                                             2005             2004
                                        --------------   --------------
Distributions from:
 Net investment income                  $    3,906,427   $    6,509,592
 Long-term capital gain                      2,207,039          686,193
 Non-taxable return of capital                  96,550                -

Differences between these amounts and those reported on the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for interest rate swaps and short-term capital gains.

At January 31, 2005, the difference between the components of distributable earnings on a tax basis (as disclosed in note (b) to the Schedule of Investments) and amounts reported on the Statement of Assets & Liabilities are attributable to prior year wash sale loss deferrals.

             Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AEW Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AEW Real Estate Income Fund (the "Fund") at January 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 9, the Fund's 2005 financial statements have been restated.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 29, 2005

        [LOGO] AEW

--------------------------------------------------------------------------------

                AEW Real Estate Income Fund
                Annual Report
                January 31, 2005

--------------------------------------------------------------------------------

                AEW Management and Advisors


                                    TABLE OF CONTENTS

                                    Management Discussion
                                    and Performance ......................Page 1
                                    Schedule of Investments ..............Page 3
                                    Financial Statements .................Page 5

--------------------------------------------------------------------------------
                           AEW Real Estate Income Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
High current income is a primary objective; capital appreciation is a secondary objective
--------------------------------------------------------------------------------

Strategy:
Invests primarily in income-producing securities issued by real estate companies, including REITs
--------------------------------------------------------------------------------

Inception Date:
November 26, 2002
--------------------------------------------------------------------------------

Portfolio Manager:
Matthew A. Troxell, CFA
AEW Management and Advisors, L.P.
--------------------------------------------------------------------------------

Common shares American Stock Exchange Symbol:
RIF
--------------------------------------------------------------------------------

CUSIP Numbers
Common shares:
00104H107
Preferred shares:
00104H206
--------------------------------------------------------------------------------

January 31, 2005
Market Value Per Common Share:
$17.40
Net Asset Value Per Common Share:
$20.10
--------------------------------------------------------------------------------

                                                           Management Discussion
--------------------------------------------------------------------------------

Market facts
Real estate investment trusts (REITs) generally outperformed common stocks again this year, as capital flows into the U.S. REIT market remained strong for the 12 months ended January 31, 2005. For the same period, the Morgan Stanley REIT Index returned 15.13%, while common stocks, as measured by the Dow Jones Industrial Average and the Standard & Poor's 500 Index, returned 2.11% and 6.23%, respectively. REITs also outperformed the bond market. The Lehman Aggregate Bond Index, a broad-based list of U.S. government and corporate bonds, returned 4.16% for the 12-month period, while the Lehman U.S. Treasury Index, composed of all Treasury bonds maturing in one year or more, returned 3.41%.

Fund performance AEW Real Estate Income Fund's total return for the fiscal year was 6.11%, based on the market price of its common shares. These results assume that $1.38 (including $0.03 that has been designated as a return of capital distribution) in dividends and $0.12 in capital gains were reinvested during the period and reflect the decline in the market price of shares during the period, from $17.87 to $17.40. The decline in the market price of fund shares reflects a decrease in investor demand and is not directly linked to changes in the fund's net asset value. In fact, the net asset value per common share of the fund rose from $19.70 to $20.10, so that the total return based on the net asset value of common shares was 11.19% for the fiscal year.

Portfolio information
The strongest sectors represented in the portfolio were apartment, office, and shopping center REITs. Kilroy Realty Corp., a Southern California-based company, was a positive contributor in the office sector. The company benefited during the recovery in Southern California's real estate markets during the year, as well as from a leasing program that successfully boosted occupancy. The Macerich Company, a regional mall REIT, was another good performer, profiting from strong demand from retailers and speculation that the company might be a potential acquisition target.

Since high current income is its primary investment objective, the fund emphasizes income-producing securities. However, as interest rates rose during the latter part of the year, prices of income securities declined. Our use of interest rate swap agreements had a slightly negative impact on the fund's net asset value during the fiscal year, as did the fund's cost of leverage through its preferred shares.

We made only marginal changes in the composition of the portfolio during the year, and those were primarily geared to meet the fund's income objective. We trimmed the fund's exposure to the industrial sector, and increased its positions in the office, apartment, and lodging sectors. As of January 31, 2005, the fund's common and preferred holdings amounted to 94.6% and 38.7% of total net assets, respectively. The ten largest holdings accounted for 30.4% of the fund's market value, and no single holding represented more than 5.7%.

Outlook
The nation's property markets are showing slow but steady improvement in such measures as vacancy and rental rates, and we expect that growth to continue through 2005. Against this backdrop of gradually improving fundamentals, real estate as an asset class continues to attract significant capital from a wide range of investors. However, after the impressive returns of the past five years, we would not be surprised to see REIT performance moderating in the coming year. We will continue to focus on investment opportunities that we feel will provide investors with strong current income and the potential for capital appreciation.

--------------------------------------------------------------------------------
                          AEW Real Estate Income Fund
--------------------------------------------------------------------------------

                                     Investment Results through January 31, 2005
--------------------------------------------------------------------------------

Performance in Perspective
The table comparing the fund's performance to a REIT index provides a general sense of how the fund performed for the periods shown. It may be helpful to understand the differences between the two. The fund's total returns for the periods shown below include fund expenses, such as management fees/1/. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect investment results. It is not possible to invest directly in an index. Few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. AEW Real Estate Income Fund is a leveraged fund that invests in common and preferred shares of REITs, which makes a REIT index composed of purely common shares less than a direct comparison.

                                Average Annual Total Returns -- January 31, 2005
--------------------------------------------------------------------------------
                                                                  Since
                                                               Inception/1/
                                          1 Year/1/             (11/26/02)
                                          ---------            ------------

Total return on market value                 6.11%                 17.46%

Total return on net asset value             11.19                  28.15
--------------------------------------------------------------------------------
Comparative Performance
  Morgan Stanley REIT Index/2/              15.13                  26.19/3/

Notes to Table

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have gain a or loss when you sell your shares. Recent returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains, including that portion of distributions designated as a return of capital, if any. The table represents past performance of the fund's common shares and does not reflect taxes shareholders might owe on any fund distributions or when they sell their shares.

Total return on market value reflects, for the periods indicated, changes in the fund's market price on the American Stock Exchange and the receipt and reinvestment of all distributions. An investor may only purchase or sell shares of the fund based upon its market price. In general, the market price of the fund is determined by supply and demand. An investor's actual return will vary depending on the market price of shares on the date of purchase and/or sale. Total return on the net asset value reflects, for the periods indicated, changes in the fund's net asset value per share, and the receipt and reinvestment of all distributions.

/1/ Fund performance has been increased by expense waivers, without which performance would have been lower.

/2/ Morgan Stanley REIT Index is an unmanaged index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. It is not possible to invest directly in the index.

/3/  The since-inception index comparison is calculated from 11/30/02.

                                                Portfolio as of January 31, 2005
--------------------------------------------------------------------------------

                                                       % of Investments
                                                             as of
Ten Largest REIT Sectors                           1/31/05           7/31/04
------------------------                           -------           -------
Office                                               26.1             26.2
Shopping Centers                                     15.5             15.5
Apartments                                           13.9             13.2
Healthcare                                           13.5             13.7
Lodging/Resorts                                       8.0              7.5
Regional Malls                                        6.9              6.3
Diversified                                           6.2              7.3
Industrial                                            4.7              6.0
Factory Outlets                                       2.5              2.4
Specialty                                             1.4              1.4

                                                       % of Investments
                                                             as of
Ten Largest Holdings*                              1/31/05           7/31/04
------------------------                           -------           -------
Healthcare Realty Trust, Inc.                         4.2              4.4
HRPT Properties Trust                                 3.6              3.2
iStar Financial, Inc.                                 3.4              3.2
Senior Housing Properties Trust                       3.0              3.2
Urstadt Biddle Properties, Inc. (Pfd.)                2.8              3.0
Camden Property Trust                                 2.8              2.9
Mack-Cali Realty Corp.                                2.7              2.8
Heritage Property Investment Trust                    2.7              2.4
Prentiss Properties Trust                             2.6              2.6
Hospitality Properties Trust                          2.6              2.5

*    Common Shares except as noted

--------------------------------------------------------------------------------
        NOT FDIC INSURED        MAY LOSE VALUE        NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             AEW Real Estate Income Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of January 31, 2005

Shares              Description                                                    Value (a)
-----------------------------------------------------------------------------------------------
Common Stocks -- 94.6% of Total Net Assets
                    REAL ESTATE - 1.5%
                    Apartments - 1.5%
          41,500    Municipal Mortgage & Equity LLC                             $     1,128,800
                                                                                ---------------
                    REAL ESTATE INVESTMENT TRUSTS - 93.1%
                    REITs - Apartments - 12.2%
          44,000    Archstone Smith Trust                                             1,509,200
          65,000    Camden Property Trust                                             2,945,150
          78,500    Gables Residential Trust                                          2,626,610
          40,000    Mid-America Apartment Communities, Inc.                           1,512,800
          27,000    Summit Properties, Inc.                                             822,150
                                                                                ---------------
                                                                                      9,415,910
                                                                                ---------------
                    REITs - Diversified - 6.5%
          83,500    iStar Financial, Inc.                                             3,494,475
          70,000    Lexington Corporate Properties Trust                              1,498,000
                                                                                ---------------
                                                                                      4,992,475
                                                                                ---------------
                    REITs - Factory Outlets - 1.2%
          40,000    Tanger Factory Outlet Centers, Inc.                                 944,000
                                                                                ---------------
                    REITs - Healthcare - 14.3%
          65,000    Health Care Property Investors, Inc.                              1,687,400
         121,000    Healthcare Realty Trust, Inc.                                     4,412,870
          15,000    Omega Healthcare Investors, Inc.                                    168,300
         100,000    Provident Senior Living Trust, 144A(c)                            1,645,000
         190,500    Senior Housing Properties Trust                                   3,152,775
                                                                                ---------------
                                                                                     11,066,345
                                                                                ---------------
                    REITs - Industrial - 6.4%
          25,000    EastGroup Properties, Inc.                                          904,750
          62,400    First Potomac Realty Trust                                        1,338,480
          68,100    Liberty Property Trust                                            2,659,305
                                                                                ---------------
                                                                                      4,902,535
                                                                                ---------------
                    REITs - Lodging/Resorts - 4.2%
          55,000    Eagle Hospitality Properties Trust, Inc.                            541,750
          63,000    Hospitality Properties Trust                                      2,686,950
                                                                                ---------------
                                                                                      3,228,700
                                                                                ---------------
                    REITs - Office - 26.7%
          77,000    Arden Realty, Inc.                                                2,596,440
          65,000    CarrAmerica Realty Corp.                                          1,972,750
          77,000    Glenborough Realty Trust, Inc.                                    1,483,020
          90,000    Highwoods Properties, Inc.                                        2,205,000
         311,300    HRPT Properties Trust                                             3,707,583
          59,000    Kilroy Realty Corp.                                               2,305,720
          68,000    Mack-Cali Realty Corp.                                            2,854,640
          30,000    Maguire Properties, Inc.                                            709,500
          76,500    Prentiss Properties Trust                                         2,740,995
                                                                                ---------------
                                                                                     20,575,648
                                                                                ---------------
                    REITs - Regional Malls - 6.8%
         150,000    Borealis Retail REIT                                              1,660,946
          62,000    Glimcher Realty Trust                                             1,586,580
          35,000    Macerich Co. (The)                                                2,002,350
                                                                                ---------------
                                                                                      5,249,876
                                                                                ---------------
                    REITs - Shopping Centers - 12.9%
         125,000    Cedar Shopping Centers, Inc.                                      1,726,250
         100,000    Commercial Net Lease Realty, Inc.                                 1,875,000
          30,000    Equity One, Inc.                                                    612,300
          94,000    Heritage Property Investment Trust                                2,767,360
          39,000    Inland Real Estate Corp.                                            591,630
          30,000    New Plan Excel Realty Trust                                         758,100
          39,000    Ramco-Gershenson Properties Trust                                 1,099,800
          23,000    Realty Income Corp.                                                 536,130
                                                                                ---------------
                                                                                      9,966,570
                                                                                ---------------
                    REITs - Specialty - 1.9%
          20,500    Correctional Properties Trust                               $       532,795
          22,000    Entertainment Properties Trust                                      926,420
                                                                                ---------------
                                                                                      1,459,215
                                                                                ---------------
                    Total Real Estate Investment Trusts                              71,801,274
                                                                                ---------------
                    Total Common Stocks (Identified Cost $51,883,818)                72,930,074
                                                                                ---------------

Preferred Stocks -- 38.7%
                    REAL ESTATE INVESTMENT TRUSTS - 38.7%
                    REITs - Apartments - 5.1%
          50,000    Apartment Investment & Management Co., Series G                   1,360,000
          29,400    Apartment Investment & Management Co., Series R                     791,448
          42,000    Apartment Investment & Management Co., Series U                   1,055,880
          28,000    Apartment Investment & Management Co., Series Y(c)                  702,240
                                                                                ---------------
                                                                                      3,909,568
                                                                                ---------------
                    REITs - Diversified - 1.9%
          54,800    Crescent Real Estate Equities Co., Series B                       1,454,940
                                                                                ---------------
                    REITs - Factory Outlets - 2.1%
          35,500    Mills Corp. (The), Series B                                         969,150
          25,000    Mills Corp. (The), Series E                                         676,750
                                                                                ---------------
                                                                                      1,645,900
                                                                                ---------------
                    REITs - Healthcare - 3.9%
          50,000    Health Care Property Investors, Inc., Class F                     1,280,000
          65,400    Omega Healthcare Investors, Inc., Series D                        1,693,860
                                                                                ---------------
                                                                                      2,973,860
                                                                                ---------------
                    REITs - Lodging/Resorts - 6.6%
          75,000    Boykin Lodging Co., Series A                                      2,100,000
          25,000    FelCor Lodging Trust, Inc., Series B                                635,250
          71,900    Hospitality Properties Trust, Series B                            1,977,250
          15,000    LaSalle Hotel Properties, Series A                                  415,500
                                                                                ---------------
                                                                                      5,128,000
                                                                                ---------------
                    REITs - Office - 8.6%
          30,000    Bedford Property Investors, Inc., Series A, 144A                  1,495,314
         100,000    CarrAmerica Realty Corp., Series E                                2,650,000
          90,400    HRPT Properties Trust, Series B                                   2,458,880
                                                                                ---------------
                                                                                      6,604,194
                                                                                ---------------
                    REITs - Regional Malls - 2.5%
          75,000    Glimcher Realty Trust, Series F                                   1,967,250
                                                                                ---------------
                    REITs - Shopping Centers - 8.0%
          27,000    Cedar Shopping Centers, Inc., Series A                              723,600
          42,200    Developers Diversified Realty Corp., Series F                     1,137,290
          21,300    Developers Diversified Realty Corp., Series G                       569,349
          13,000    Federal Realty Investment Trust, Series B                           347,880
           6,700    Ramco-Gershenson Properties Trust, Series B                         185,590
           9,000    Realty Income Corp., Series D                                       236,340
          27,000    Urstadt Biddle Properties, Inc., Series C                         2,956,500
                                                                                ---------------
                                                                                      6,156,549
                                                                                ---------------
                    Total Preferred Stocks - Real Estate Investment Trusts
                    (Identified Cost $28,189,912)                                    29,840,261
                                                                                ---------------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
       AEW Real Estate Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of January 31, 2005

  Principal
   Amount           Description                                                    Value (a)
-----------------------------------------------------------------------------------------------
Short Term Investment -- 1.9%
$   1,414,362       Repurchase Agreement with Investors Bank & Trust Co.
                    dated 1/31/2005 at 2.00% to be repurchased at $1,414,441
                    on 2/01/2005, collateralized by $1,373,124 Small
                    Business Administration Bond, 5.625%, due 8/25/2026
                    valued at $1,485,080                                        $     1,414,362
                                                                                ---------------
                    Total Short Term Investment (Identified Cost $1,414,362)          1,414,362
                                                                                ---------------

                    Total Investments -- 135.2% (Identified Cost $81,488,092)(b)    104,184,697
                    Auction Market Preferred Shares plus cumulative
                    unpaid dividends (36.3)%                                        (28,012,410)
                    Other assets less liabilities -- 1.1%                               893,217
                                                                                ---------------
                    Total Net Assets -- 100%                                    $    77,065,504
                                                                                ===============
(a)                 See Note 2a of Notes to Financial Statements.
(b)                 Federal Tax Information:
                    At January 31, 2005, the net unrealized appreciation on
                    investments based on cost of $81,531,306 for federal
                    income tax purposes was as follows:
                    Aggregate gross unrealized appreciation for all investments
                    in which there is an excess of value over tax cost          $    22,658,077
                    Aggregate gross unrealized depreciation for all investments
                    in which there is an excess of tax cost over value                   (4,686)
                                                                                ---------------
                    Net unrealized appreciation                                 $    22,653,391
                                                                                ===============

                    At January 31, 2005, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed on a tax basis.

(c)                 Non-income producing security.
REITs               Real Estate Investment Trusts
144A                Securities exempt from registration under Rule of 144A of
                    the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to
                    qualified institutional buyers. At the period end, the
                    value of these amounted to $3,140,314 or 4.1% of net
                    assets.

Holdings at January 31, 2005 as a Percentage of Net Assets (unaudited)
       Office                                          35.3%
       Shopping Centers                                20.9
       Healthcare                                      18.2
       Apartments - REITS                              17.3
       Lodging/Resorts                                 10.8
       Regional Malls                                   9.3
       Diversified                                      8.4
       Industrial                                       6.4
       Factory Outlets                                  3.3
       Other, less than 2% each                         3.4

              See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                     Statement of Assets & Liabilities
--------------------------------------------------------------------------------

January 31, 2005

ASSETS
     Investments at cost                                                        $    81,488,092
     Net unrealized appreciation                                                     22,696,605
                                                                                ---------------
         Investments at value                                                       104,184,697
     Dividends and interest receivable                                                  604,816
     Receivable for open swap contracts                                                 411,765
                                                                                ---------------
         TOTAL ASSETS                                                               105,201,278
                                                                                ---------------
LIABILITIES
     Management fees payable                                                             40,791
     Transfer agent fees payable                                                         11,769
     Accounting and administrative fees payable                                           6,250
     Other accounts payable and accrued expenses                                         64,554
                                                                                ---------------
         TOTAL LIABILITIES                                                              123,364
                                                                                ---------------
Auction Preferred Shares 1,120 shares outstanding at liquidation
 value plus cumulative unpaid dividends                                              28,012,410
                                                                                ---------------
NET ASSETS APPLICABLE TO COMMON SHARES                                          $    77,065,504
                                                                                ===============
NET ASSETS CONSIST OF:
     Common Shares, $0.00001 par value; unlimited number of shares authorized,
      3,833,390 shares issued and outstanding                                   $            38
     Additional Paid in capital                                                      54,000,310
     Undistributed (overdistributed) net investment income                                    -
     Accumulated net realized gain (loss) on investments, foreign currency
      transactions and interest rate swap contracts                                     (43,214)
     Net unrealized appreciation (depreciation) of investments and swap
     contracts                                                                       23,108,370
                                                                                ---------------
NET ASSETS APPLICABLE TO COMMON SHARES                                          $    77,065,504
                                                                                ===============
COMPUTATION OF NET ASSET VALUE PER COMMON SHARE:
         Net assets                                                             $    77,065,504
                                                                                ===============
         Common Shares issued and outstanding                                         3,833,390
                                                                                ===============
         Net asset value per share ($77,065,504/3,833,390 shares of beneficial
          interest)                                                                       20.10
                                                                                ===============
         Market Value (closing price per share on American Stock Exchange)                17.40
                                                                                ===============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             Statement of Operations
--------------------------------------------------------------------------------

For the Year Ended January 31, 2005

INVESTMENT INCOME
     Dividends                                                                  $     5,230,427
     Interest                                                                             2,941
     Less net foreign taxes withheld                                                    (16,720)
                                                                                ---------------
                                                                                      5,216,648
                                                                                ---------------
     Expenses
         Management fees                                                                827,074
         Trustees' fees and expenses                                                     55,937
         Accounting and administrative                                                  150,000
         Custodian                                                                       38,107
         Transfer agent fees                                                             41,730
         Audit and tax services                                                          30,657
         Legal                                                                           74,288
         Reports to shareholders                                                         30,355
         Preferred stock auction                                                         71,167
         Rating agency fees                                                              10,999
         American Stock Exchange fees                                                    15,000
         Miscellaneous                                                                   18,281
                                                                                ---------------
     Total expenses before waivers                                                    1,363,595
         Less waivers                                                                  (437,461)
                                                                                ---------------
     Net expenses                                                                       926,134
                                                                                ---------------
     Net investment income                                                            4,290,514
                                                                                ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY TRANSACTIONS AND INTEREST RATE SWAP CONTRACTS
     Realized gain (loss) on:
         Investments - net                                                            1,756,744
         Interest rate swap contracts - net                                            (426,585)
         Foreign currency transactions - net                                               (377)
     Change in unrealized appreciation (depreciation) of:
         Investments - net                                                            1,788,175
         Interest rate swap contracts - net                                             363,818
                                                                                ---------------
     Net realized and unrealized gain (loss) on investments, foreign currency
      transactions and interest rate swap contracts                                   3,481,775
                                                                                ---------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       7,772,289
LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
     Net investment income                                                             (454,181)
                                                                                ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS APPLICABLE TO COMMON
 SHARES                                                                         $     7,318,108
                                                                                ===============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  Year Ended         Year Ended
                                                                                  January 31,        January 31,
                                                                                     2005               2004
                                                                                ---------------    ---------------
FROM OPERATIONS:
     Net investment income                                                      $     4,290,514    $     3,811,296
     Net realized gain (loss) on investments, foreign currency
      transactions and interest rate swap contracts                                   1,329,782          3,796,947
     Net change in unrealized appreciation (depreciation) of
      investments and interest rate swap contracts                                    2,151,993         21,906,703
                                                                                ---------------    ---------------
     Increase (decrease) in net assets resulting from operations                      7,772,289         29,514,946
                                                                                ---------------    ---------------
LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
     Net investment income                                                             (454,181)          (193,478)
     Short-Term capital gain                                                                  -           (122,163)
     Long-Term capital gain                                                                   -            (14,621)
                                                                                ---------------    ---------------
     Increase (decrease) in net assets from operations applicable to
      common shares                                                                   7,318,108         29,184,684
                                                                                ---------------    ---------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS:
     Net investment income                                                           (5,193,528)        (3,820,972)
     Short-Term capital gain                                                                  -         (2,753,072)
     Long-Term capital gain                                                            (465,757)          (291,479)
     Return of capital                                                                  (96,550)                 -
                                                                                ---------------    ---------------
                                                                                     (5,755,835)        (6,865,523)
                                                                                ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL STOCK
 TRANSACTIONS:                                                                                -           (591,720)
                                                                                ---------------    ---------------
     Total increase (decrease) in net assets                                          1,562,273         21,727,441

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
     Beginning of period                                                             75,503,231         53,775,790
                                                                                ---------------    ---------------
     End of period                                                              $    77,065,504    $    75,503,231
                                                                                ===============    ===============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                           $             -    $       (23,992)
                                                                                ===============    ===============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period.

                                                                                                         For the Period
                                                                                                       November 26, 2002*
                                                           For the Year Ended    For the Year Ended            to
                                                            January 31, 2005      January 31, 2004      January 31, 2003
                                                           ------------------    ------------------    ------------------
Net Asset Value, Beginning of Period (Common Shares)             $     19.70           $     14.03           $     14.33(a)
                                                                 -----------           -----------           -----------
Income From Investment Operations:
Net Investment Income (b)                                               1.12                  0.99                  0.09
Net Realized and Unrealized Gain (Loss) on Investments                  0.90                  6.71                 (0.24)
                                                                 -----------           -----------           -----------
Total From Investment Operations                                        2.02                  7.70                 (0.15)
                                                                 -----------           -----------           -----------
Less Distributions to Preferred Shareholders:
     Dividends From Net Investment Income                              (0.12)                (0.05)                    -
     Distributions From Net Realized Short-Term Gains                      -                 (0.03)                    -
     Distributions From Net Realized Long-Term Gains                       -                  0.00(f)                  -
                                                                 -----------           -----------           -----------
Total From Investment Operations Applicable to
 Common Shareholders                                                    1.90                  7.62                 (0.15)
                                                                 -----------           -----------           -----------
Less Distributions to Common Shareholders:
     Dividends From Net Investment Income                              (1.35)                (1.00)                (0.09)
     Distributions From Net Realized Short-Term Gains                      -                 (0.72)                (0.00)(f)
     Distributions From Net Realized Long-Term Gains                   (0.12)                (0.07)                (0.01)
     Distributions From Paid In Capital                                (0.03)                    -                 (0.02)
                                                                 -----------           -----------           -----------
Total Distributions to Common Shareholders                             (1.50)                (1.79)                (0.12)
                                                                 -----------           -----------           -----------
Common Shares Offering Costs Charged to Paid-in Capital                    -                     -                 (0.03)
                                                                 -----------           -----------           -----------
Preferred Shares Underwriting Commissions and
 Offering Costs                                                            -                 (0.16)                    -
                                                                 -----------           -----------           -----------
Net Asset Value, End of Period (Common Shares)                   $     20.10           $     19.70        $        14.03
                                                                 ===========           ===========           ===========
Market Value, End of Period (Common Shares)                      $     17.40           $     17.87        $        14.55
                                                                 ===========           ===========           ===========
Total Return on Market Value (%)(j)                                     6.11                 37.45                 (2.23)(c)
Total Return on Net Asset Value (%)(i)(j)                              11.19                 56.84                 (1.29)(c)
Ratio of Expenses to Average Net Assets Applicable
 to Common Shares, Before Waivers (%)(e)                                1.81                  2.00                  1.85
Ratio of Expenses to Average Net Assets Applicable
 to Common Shares, After Waivers (%)(d)(e)                              1.23                  1.38                  1.37
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares, Before Waivers (%)(e)                     5.11                  5.35                  2.80
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares, After Waivers (%)(e)                      5.69                  5.97                  3.28
Portfolio Turnover Rate (%)                                                8                    31                     1
Net Assets Applicable to Common Shares, End of Period (000)      $    77,066           $    75,503        $       53,776
Auction Market Preferred Shares
Total Shares Outstanding                                               1,120                 1,120                     -
Asset Coverage Per Share (g)                                     $    93,820           $    92,414        $            -
Involuntary Liquidation Preference Per Share (h)                 $    25,000           $    25,000        $            -
Approximate Market Value Per Share                               $    25,000           $    25,000        $            -

*    Commencement of operations.
(a) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.
(b)  Calculated using the average common shares outstanding during the period.
(c) Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 paid by the shareholder on the first day and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price of the last day of the period.
(d) The investment adviser and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher.
(e)  Computed on an annualized basis for periods less than one year.
(f)  Amount rounds to less than $0.01 per share.
(g) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
(h)  Plus accumulated and unpaid dividends.
(i) Had certain expenses not been reduced during the period total return would have been lower.
(j)  Periods less than one year are not annualized.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

For the Year Ended January 31, 2005

1. Organization. AEW Real Estate Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund is organized under the laws of the Commonwealth of Massachusetts by an Amended and Restated Agreement and Declaration of Trust dated October 10, 2002. The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in the United States real estate industry.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and officers, under the supervision of the Fund's Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the New York Stock Exchange.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Dividend income received by the Fund from its investment in REITs may consist of ordinary income, capital gains and return of capital. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend period for Auction Market Preferred Shares ("AMPS") is generally seven days. For the year ended January 31, 2005 the dividend rates for AMPS ranged from 0.79% to 2.50%. The dividend rate for AMPS on January 31, 2005 was 2.47%. In addition, at least annually, the Fund intends to distribute net capital gains, if any. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes. The amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund's investments in REITs are determined at the end of the Fund's fiscal year. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements and to shareholders as a return of capital.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended January 31, 2005

f. Swap Agreements. The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 7 for a summary of the open swap agreements as of January 31, 2005.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. Auction Market Preferred Shares. The Fund is authorized to issue an unlimited number of preferred shares, par value $0.00001 per share. On February 10, 2003, the Fund issued 1,120 shares of Series M AMPS with proceeds of $28,000,000 in a public offering. Underwriting commissions and offering costs of $601,187 ($0.16 per common share) were incurred in connection with the offering and were charged directly to paid-in-capital of the common shares. Dividends on the AMPS are cumulative at a rate which was established at the offering of the AMPS and has been reset every seven days thereafter by an auction. The Fund pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The AMPS may also be subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund defaults on its asset maintenance requirements with respect to the AMPS and fails to cure such a default within the time permitted. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's By-Laws. The AMPS have a liquidation preference of $25,000 per share. The Fund is required to maintain certain asset coverage with respect to the AMPS as defined in the Fund's By-Laws.

4. Purchases and Sales of Securities. For the year ended January 31, 2005, purchases and sales of securities (excluding short-term investments) were $7,929,207 and $9,303,237, respectively.

5. Management Fees and Other Transactions with Affiliates.

a. Management Fees. AEW Management and Advisors, L.P. ("AEW") serves as the investment adviser to the Fund. AEW is an affiliate of AEW Capital Management, L.P., a wholly owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS North America") formerly CDC IXIS Asset Management North America, L.P. Under the terms of the management agreement, the Fund pays a monthly management fee computed at the annual rate of 0.80% of the average daily managed assets of the Fund (which include the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage).

AEW has contractually agreed to waive a portion of its management fees in the amount of 0.25% of average daily managed assets during the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of average daily managed assets in year eight, and 0.05% of average daily managed assets in year nine.

AEW has also agreed to waive an additional portion of its management fees in the amount of 0.10% of average daily managed assets. This waiver is voluntary and may be terminated by the investment adviser at any time without notice.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended January 31, 2005

For the year ended January 31, 2005, management fees and waivers for the Fund were as follows:

                                                    Percentage of Average
        Gross          Waiver of         Net         Daily Managed Assets
      Management      Management      Management    ---------------------
         Fee              Fee            Fee         Gross          Net
      ----------      ----------      ----------    -------       -------
       $827,074        $362,461        $464,613      0.80%         0.45%

b. Accounting and Administrative Expense. During the period February 1, 2004 through December 31, 2004, IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS Asset Management North America, performed certain accounting and administrative services for the Fund and subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. The Fund paid IXIS Services a fee for these services based on the Fund's average daily managed assets, or if higher, the minimum fee set forth below:

        (1)     Percentage of Eligible Average Daily Net Assets

                       First                         Over
                   $300 million                  $300 million
                   ------------                  ------------
                     0.0600%                        0.0575%

        or

        (2)     An annual minimum fee of $150,000.

Effective January 1, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing accounting and administrative services to the Fund. IBT continues to serve as subadministrator.

IXIS Services and IXIS Advisors each have agreed to voluntarily waive a portion of its fee. This waiver is voluntary and may be terminated by IXIS Advisors at any time without notice.

For the year ended January 31, 2005, the following was paid to IXIS Services and IXIS Advisors for accounting and administrative services:

       Gross            Waiver of              Net         Percentage of Average
    Accounting          Accounting         Accounting       Daily Managed Assets
       And                 And                And          ---------------------
  Administrative      Administrative     Administrative      Gross        Net
  --------------      --------------     ---------------   --------     -------
     $150,000            $75,000            $75,000          0.15%       0.07%

c. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS North America or its affiliates. Each Trustee who is an independent Trustee of the Fund receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $2,000 while each committee chairman receives a retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional Board or Committee meeting in excess of four meetings per year, at the rate of $375 and $200, respectively. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

d. Publishing Services. IXIS Services performs certain desktop publishing services for the Fund. Fees for these services are presented in the Statement of Operations as shareholder reporting. For the year ended January 31, 2005, the Fund paid $871 to IXIS Services as compensation for these services.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended January 31, 2005

6. Shares of Beneficial Interest. The Amended and Restated Agreement and Declaration of Trust permits the Fund's Trustees to issue an unlimited number of common shares, $0.00001 par value per share. Transactions in common shares were as follows:

                                                             Year Ended                 Year Ended
                                                          January 31, 2005           January 31, 2004
                                                      -----------------------      ---------------------
                                                       Shares        Amount        Shares       Amount
                                                      --------      --------       ------     ----------
Shares issued pursuant to the Fund's dividend
 reinvestment plan                                           -      $      -          676     $    9,467
                                                      --------      --------       ------     ----------
Offering costs and preferred shares underwriting
 commissions                                                 -      $      -            -     $ (601,187)
                                                      --------      --------       ------     ----------
Increase (decrease) derived from capital shares
 transactions                                                -      $      -          676     $ (591,720)
                                                      ========      ========       ======     ==========

7. Swap Contracts.

                        Expiration                                                                      Unrealized
Notional Amount            Date                           Description                          Appreciation/(Depreciation)
-------------------     ----------    ------------------------------------------------------   --------------------------
Interest Rate Swaps
   2,800,000 USD         3/1/2006     Agreement with Bank of America dated 2/28/2003 to pay                   $   26,525
                                      the notional amount multiplied by 2.345% and to
                                      receive the notional amount multiplied by the 1
                                      week Floating Rate London Interbank Offering Rate
                                      ("LIBOR") adjusted by a specific spread.

  14,000,000 USD         3/3/2008     Agreement with Bank of America dated 2/28/2003 to pay                      251,029
                                      the notional amount multiplied by 3.104% and to receive
                                      the notional amount multiplied by the 1 week Floating
                                      Rate LIBOR adjusted by a specific spread.

   8,400,000 USD         3/1/2010     Agreement with Fleet National Bank dated 2/28/2003 to                      134,211
                                      pay the notional amount multiplied by 3.622% and to
                                      receive the notional amount multiplied by the 1 week
                                      Floating Rate LIBOR adjusted by a specific spread.
                                                                                                              ----------
                                                                                                              $  411,765
                                                                                                                ==========

8. Other. On January 3, 2005, the Fund declared three monthly dividends of $0.115 per common share for the months of January, February and March payable on January 28, February 25, and March 24, respectively. Characterization of the dividends for tax purposes may result in a portion of the dividends being designated as a return of capital. Such designations are determined at the end of the Fund's fiscal year.

--------------------------------------------------------------------------------
             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of AEW Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AEW Real Estate Income Fund (the "Fund") at January 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 16, 2005

--------------------------------------------------------------------------------
                           Dividend reinvestment plan
--------------------------------------------------------------------------------

        The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each Common Shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by EquiServe Trust Company, N.A., as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

        The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

        Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

        The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

        In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

        The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

        The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

        The Fund and the Plan Agent reserve the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at (800) 730-6001.

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

The table below provides certain information regarding the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The statement of additional information includes additional information about the Trustees of the Fund and is available by calling (800) 862-4863.

                                Position(s) Held with the                                             Number of Portfolios in
                                   Fund, Length of Time          Principal Occupation(s)            Fund Complex Overseen***
   Name and Date of Birth       Served and Term of Office*        During Past 5 Years**            and Other Directorships held
   ----------------------       --------------------------       -----------------------           -----------------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.          Trustee, Contract Review     Douglas Dillon Professor and          39; Director, Taubman
(3/23/40)                       and Governance Committee     Director for the Belfer Center        Centers, Inc. (real estate
(Class I)                          Member, since 2002        of Science and International          investment trust); Advisory
                                                             Affairs, John F. Kennedy              Board Member, USEC Inc.
                                                             School of Government,                 (energy supplier)
                                                             Harvard University

Edward A. Benjamin              Trustee, Audit Committee     Retired                               39; Director, Coal, Energy
(5/30/38)                          Member, since 2003                                              Investments &
(Class II)                                                                                         Management, LLC; Director,
                                                                                                   Precision Optics
                                                                                                   Corporation (optics
                                                                                                   manufacturer)

Daniel M. Cain                  Trustee, Chairman of the     President and Chief                   39; Trustee, Universal
(2/24/45)                        Audit Committee, since      Executive Officer, Cain               Health Realty Income Trust;
(Class II)                      2002; Co-Chairman of the     Brothers & Company,                   Director, Sheridan
                                   Board, since 2004         Incorporated (investment              Healthcorp (physician
                                                             banking)                              practice management)

Paul G. Chenault                Trustee, Contract Review     Retired; Trustee, First               39; Director, Mailco Office
(9/12/33)                       and Governance Committee     Variable Life (variable life          Products, Inc. (mailing
(Class I)                          Member, since 2003        insurance)                            equipment)

Kenneth J. Cowan                Trustee, Chairman of the     Retired                               39; None
(4/5/32)                          Contract Review and
(Class II)                       Governance Committee,
                               since 2002; Co-Chairman of
                                 the Board, since 2004

Richard Darman                  Trustee, Contract Review     Partner, The Carlyle Group            39; Director and Chairman
(5/10/43)                       and Governance Committee     (investments); formerly,              of the Board of Directors,
(Class I)                          Member, since 2002        Professor, John F. Kennedy            AES Corporation (independent
                                                             School of Government,                 power company)
                                                             Harvard University

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

                                Position(s) Held with the                                             Number of Portfolios in
                                   Fund, Length of Time          Principal Occupation(s)            Fund Complex Overseen***
   Name and Date of Birth       Served and Term of Office*        During Past 5 Years**            and Other Directorships held
   ----------------------       --------------------------       -----------------------           -----------------------------
INDEPENDENT TRUSTEES
continued

Sandra O. Moose                 Trustee, Audit Committee     President, Strategic Advisory         39; Director, Verizon
(2/17/42)                          Member, since 2002        Services (management consulting);     Communications; Director,
(Class III)                                                  formerly, Senior Vice                 Rohm and Haas Company
                                                             President and Director, The           (specialty chemicals);
                                                             Boston Consulting Group,              Director, AES Corporation
                                                             Inc. (management consulting)

John A. Shane                   Trustee, Contract Review     President and Director,               39; Director, Gensym
(2/22/33)                       and Governance Committee     Palmer Service Corporation            Corporation (software and
(Class III)                        Member, since 2002        (venture capital organization)        technology services
                                                                                                   provider); Director, Abt
                                                                                                   Associates Inc. (research
                                                                                                   and consulting)

INTERESTED TRUSTEES

Robert J. Blanding/1/             Trustee, since 2003        President, Chairman,                  39; None
(4/17/47)                                                    Director and Chief Executive
555 California Street                                        Officer, Loomis, Sayles &
San Francisco, CA 94104                                      Company, L.P.; President and
(Class I)                                                    Chief Executive Officer -
                                                             Loomis Sayles Funds I; Chief
                                                             Executive Officer - Loomis
                                                             Sayles Funds II

John T. Hailer/2/              President, Chief Executive    President and Chief                   39; None
(11/23/60)                     Officer and Trustee, since    Executive Officer, IXIS Asset
(Class II)                                2002               Management Distributors,
                                                             L.P.; Executive Vice
                                                             President - Loomis
                                                             Sayles Funds I;
                                                             President - Loomis
                                                             Sayles Funds II;
                                                             President and Chief
                                                             Executive Officer -
                                                             CDC Nvest Funds Trusts I,
                                                             II and III, CDC
                                                             Nvest Cash
                                                             Management Trust
                                                             and CDC Nvest
                                                             Companies Trust I

OFFICERS

Coleen Downs Dinneen           Secretary, Clerk and Chief    Senior Vice President,                Not Applicable
(12/16/60)                     Legal Officer, since 2004     General Counsel, Secretary
                                                             and Clerk (formerly, Deputy
                                                             General Counsel, Assistant
                                                             Secretary and Assistant Clerk),
                                                             IXIS Asset Management
                                                             Distribution Corporation, IXIS
                                                             Asset Management Distributors,
                                                             L.P., IXIS Asset Management
                                                             Advisors, L.P. and IXIS Asset
                                                             Management Services Company;
                                                             Chief Compliance Officer, IXIS
                                                             Asset Management Advisors, L.P.

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

                                Position(s) Held with the                                             Number of Portfolios in
                                   Fund, Length of Time          Principal Occupation(s)            Fund Complex Overseen***
   Name and Date of Birth       Served and Term of Office*        During Past 5 Years**            and Other Directorships held
   ----------------------       --------------------------       -----------------------           -----------------------------
OFFICERS
(continued)

James J. Finnegan               Executive Vice President,    General Counsel, Managing             Not Applicable
(4/29/60)                              since 2004            Director, Vice President and
Two Seaport Lane                                             Clerk, AEW Management
Boston, MA 02110                                             and Advisors, L.P.; General
                                                             Counsel and Vice President,
                                                             AEW Capital Management,
                                                             L.P.; Vice President and
                                                             Assistant Clerk, AEW
                                                             Investment Group, Inc.; Vice
                                                             President and Assistant
                                                             Clerk, AEW Real Estate
                                                             Advisors, Inc.

Michael C. Kardok                 Treasurer, Principal       Senior Vice President, IXIS           Not Applicable
(7/17/59)                       Financial and Accounting     Asset Management Advisors,
                                  Officer, since 2004        L.P. and IXIS Asset
                                                             Management Distributors,
                                                             L.P.; formerly, Senior Vice
                                                             President, IXIS Asset
                                                             Management Services
                                                             Company; formerly, Senior
                                                             Director, PFPC Inc; formerly,
                                                             Vice President - Division
                                                             Manager, First Data Investor
                                                             Services, Inc.

Frank A. LoPiccolo               Anti-Money Laundering       President, Chief Executive            Not Applicable
(4/1/53)                          Officer, since 2003        Officer and Director (for-
                                                             merly, Executive Vice
                                                             President), IXIS Asset
                                                             Management Services
                                                             Company

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

                                Position(s) Held with the                                             Number of Portfolios in
                                   Fund, Length of Time          Principal Occupation(s)            Fund Complex Overseen***
   Name and Date of Birth       Served and Term of Office*        During Past 5 Years**            and Other Directorships held
----------------------------   ----------------------------  ---------------------------------     -----------------------------
OFFICERS
(continued)

John E. Pelletier               Chief Operating Officer,     Executive Vice President and          Not Applicable
(6/24/64)                              since 2004            Chief Operating Officer
                                                             (formerly, General Counsel,
                                                             Secretary and Clerk), IXIS
                                                             Asset Management
                                                             Distributors, L.P. and IXIS
                                                             Asset Management
                                                             Advisors, L.P.; Executive
                                                             Vice President (formerly,
                                                             Senior Vice President,
                                                             General Counsel, Secretary
                                                             and Clerk), IXIS Asset
                                                             Management Distribution
                                                             Corporation; Director (for-
                                                             merly, President, Chief
                                                             Executive Officer, General
                                                             Counsel, Secretary and
                                                             Clerk), IXIS Asset
                                                             Management Services
                                                             Company

Kristin Vigneaux                Chief Compliance Officer,    Chief Compliance Officer              Not Applicable
(9/25/69)                              since 2004            for Mutual Funds, IXIS
                                                             Asset Management
                                                             Distributors, L.P., IXIS
                                                             Asset Management
                                                             Advisors, L.P. and IXIS
                                                             Asset Management Services
                                                             Company; formerly, Vice
                                                             President, IXIS Asset
                                                             Management Services
                                                             Company

* The Trustees are divided into three Classes and serve staggered three-year terms, subject to their prior death, retirement, resignation, disqualification or removal from the Board. The Terms of Class I Trustees expire in 2006, the terms of Class II Trustees expire in 2007, and the terms of the Class III Trustees expire in 2005. It is currently expected that, in accordance with the Board's current retirement policy, Mr. Shane will retire as a Trustee prior to the December 2008 Annual Meeting. The current retirement age is 72. At a meeting held on November 19, 2004, the Trustees voted to suspend the retirement policy until 2006. Officers hold office at the pleasure of the Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal.

** Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

*** The Trustees of the Fund serve as Trustees of a fund complex that includes all series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

It is currently anticipated that the Fund's 2005 annual meeting of Shareholders will be held on June 15, 2005. Shareholders submitting any proposals for the Fund intended to be presented at the 2005 annual meeting must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements and the requirements of the Fund's Bylaws, no later than February 9, 2005 and not earlier than January 25, 2005. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Shareholder proposals should be addressed to the attention of the Secretary of the Fund.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Board of Trustees shall determine.

Shareholder Meeting (unaudited). At the annual meeting (the "Meeting") of shareholders held on May 20, 2004, shareholders of the AEW Real Estate Income Fund voted for the following proposal:

1. Election of Trustees

                            For          Against      Abstained    Total Votes
Edward A. Benjamin       2,531,149         35,173          -         2,566,322
Kenneth J. Cowan         2,537,173         29,149          -         2,566,322
John T. Hailer           2,367,773        198,549          -         2,566,322
Daniel M. Cain*                520              -          -               520

*    Preferred Shares Trustee.

Messrs. Graham T. Allison, Robert J. Blanding, Paul G. Chenault, Richard Darman, John A. Shane, Peter S. Voss and Ms. Sandra O. Moose, Trustees of the Fund, each have terms of office as Trustee that continued after the Meeting.

The statement of additional information includes additional information about Trustees of the Fund and is available, without charge, upon request, by calling
(800) 862-4863.

--------------------------------------------------------------------------------
                       Additional Information (continued)
--------------------------------------------------------------------------------

                      IXIS Asset Management Advisors, L.P.
                           AEW Real Estate Income Fund

Notice of Privacy Policies and Practices

We/1/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers/2/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

/1/ For purposes of this notice the term "We" includes AEW Real Estate Income Fund and IXIS Asset Management Advisors, L.P.

/2/ For purposes of this notice, the terms customer or customers include both shareholders of AEW Real Estate Income Fund and individuals who provide nonpublic personal information, but do not invest in the Fund.

Proxy voting information
A description of the Fund's proxy voting policies and the procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 862-4863; on the Fund's web site, www.ixisag.com/aew_rif; and on the Securities and Exchange's website at www.sec.gov. Information describing how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the Fund's website and the SEC website.

Quarterly portfolio schedule
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information (unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $2,207,039 as capital gain dividends paid during the year ended January 31, 2005.

During the year ended January 31, 2005, the tax character of distributions paid was $3,906,427 from ordinary income, $2,207,039 from long-term capital gains and $96,550 from paid in capital.

[LOGO] AEW

                                                                    CEAEW58-0105

Item 2.  Code of Ethics.
The Trust has adopted a code of Ethics that applies to the Trust's principal executive officer, principal financial officer and persons performing similar functions.

Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the Trust has established an audit committee. Ms. Sandra O. Moose, and Messrs. Edward A. Benjamin and Daniel M. Cain, all members of the audit committee have been designated financial experts. Each of these individuals is also an Independent Trustee of the Trust.

Item 4.  Principal Accountant Fees and Services.
Fees paid to Principal Accountant by the Funds. The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Trust's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Trust, other than the services provided reported as a part of (a) through (c) of this Item.

                                  Audit fees        Audit-related fees/1/     Tax fees/2/   All other fees
----------------------------------------------------------------------------------------------------------
                               2003       2004       2003       2004       2003      2004      2003   2004
----------------------------------------------------------------------------------------------------------
AEW Real Estate Income Fund    $ 20,000   $ 20,000   $ 14,000   $ 10,000   $ 7,000   $ 1,250   $ 0    $ 0
----------------------------------------------------------------------------------------------------------

     1. The audit related fees for 2003 and 2004 consist of $10,000 and $5,000, respectively, related to rating agency procedures reports and $4,000 and $5,000, respectively, related to the performance of agreed-upon procedures relating to the Trust's semi-annual financial statements in accordance with SAS 100.
     2. The tax fees consist of a review of the Trust's tax returns (2003) and year-end shareholder reporting (2004).

Aggregate fees billed to the Trust for non-audit services for 2003 and 2004 were $21,000 and $11,250, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates. The following table sets forth the non-audit services provided by the Trust's principal accountant to IXIS Asset Management Advisors, L.P. and entities controlling, controlled by or under common control with IXIS Asset Management Advisors, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                         Audit-related fees/1/    Tax fees 2    All other fees 3
--------------------------------------------------------------------------------
                       2003         2004        2003   2004      2003   2004
--------------------------------------------------------------------------------
Control Affiliates     $ 107,000    $ 106,000   n/a    $ 7,000   n/a    $ 12,000
--------------------------------------------------------------------------------

     1. The audit related fees consist of performing SAS 70 internal examinations for a Trust affiliate, reviewing of anti-money laundering procedures for the investment adviser and, for 2003, a review of 12b-1 expenditures for IXIS Asset Management Distributors, L.P.
     2.   The tax fees consist of a review of the Trust's tax returns.
     3. Other fees are related to the review of the ICI transfer agency survey.

Aggregate fees billed to Control Affiliates for non-audit services during 2003 and 2004 were $195,000 and $180,000, respectively

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

        Annually, the Trust's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

        If, in the opinion of management, a proposed engagement by the Trust's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.
Since the filing of the N-CSR for the period ended January 31, 2005, Ms. Cynthia
L. Walker, an independent trustee elected by shareholders on June 15, 2005, was appointed to serve on the audit committee of the Registrant. Edward A. Benjamin, Daniel M. Cain and Sandra O. Moose, independent trustees, also serve on the audit committee.

Item 6. Schedule of Investments.
Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
        When voting proxies and responding to tender offers, AEW acts prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. AEW takes reasonable steps under the circumstances to assure that it has actually received all of the proxies for which it has voting authority. AEW considers those factors that would affect the value of its clients' investments and may not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations. In the event of any conflict of interest involving a proxy vote AEW will vote in accordance with recommendations provided by an independent party proxy service provider.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not yet applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

---------------------------------------------------------------------------------------------------------
                                                                                       (d)
                                                                                       Maximum Number (or
                                                                  (c)                  Approximate Dollar
                                                                  Total Number of      Value) of Shares
                                                                  Shares (or Units)    (or Units) that
                        (a)                                       Purchased as Part    May Yet Be
                        Total Number of     (b)                   of Publicly          Purchased Under
                        Shares (or Units)   Average Price Paid    Announced Plans or   the Plans or
Period                  Purchased           per Share (or Unit)   Programs             Programs
---------------------------------------------------------------------------------------------------------
August 1 through        N/A                 N/A                   N/A                  N/A
August 31
---------------------------------------------------------------------------------------------------------
September 1 through     2909.808            17.24                 2909.808             N/A
September 30
---------------------------------------------------------------------------------------------------------
October 1 through       N/A                 N/A                   N/A                  N/A
October 31
---------------------------------------------------------------------------------------------------------
November 1 through      4192.704            18.10                 4192.704             N/A
November 30
---------------------------------------------------------------------------------------------------------
December 1 through      N/A                 N/A                   N/A                  N/A
December 31
---------------------------------------------------------------------------------------------------------
January 1 through       1287.707            19.12                 1287.707             N/A
January 31
------------------------------------------------------------------------------------- -------------------

Item 10. Submission of Matters to a Vote of Securities Holders.
        The following represents new procedures by which shareholders may recommend nominees to the registrant's board of trustees:

        According to procedures adopted by the Board of Trustees on November 19, 2004, any shareholder recommendation of a candidate for nomination as an Independent Trustee shall be kept on file and considered by the Board for six
(6) months from the date of receipt, after which the shareholder recommendation will be considered stale and discarded.

Item 11. Controls and Procedures.

Subsequent to the filing with the Securities and Exchange Commission and mailing to shareholders of the annual report of the registrant for the period ended January 31, 2005, it was determined that the financial statements and related footnotes for such period contained certain misstatements regarding the characterization of distributions paid by the registrant.

After reviewing the misstatements and consulting with the Fund's counsel and auditors, management decided that is in the best interest of the registrant and its shareholders to restate the financial statement balances and related footnotes contained in the annual report for the period ended January 31, 2005 to correct the misstatements. The restated financial statements, including the notes thereto, are included as Item 1 to this Form N-CSR/A.

The restatement of the financial statements does not change the registrant's total return or net asset value as of the financial statement date or the total amounts distributed to any shareholders during the periods in question. Instead, the adjustments only result in reclassification of the character of distributions paid by the registrant.

In connection with the restatement of the financial statements, the registrant's principal executive and principal financial officers reevaluated the registrant's disclosure controls and procedures within 90 days of this amended report and determined that those disclosure controls and procedures were not effective for the period ended January 31, 2005 in that there was a failure by certain service providers of the registrant to follow the process for redesignating distributions made by the registrant to its shareholders resulting from the determination of the estimated tax character of the corresponding income earned by the Fund from its investments in Real Estate Investment Trusts (REITs). The Chief Financial Officer and Chief Executive Officer of the registrant disclosed to the registrant's auditors, PricewaterhouseCoopers LLP, and the Audit Committee of the registrant's Board of Trustees their conclusion that the failure to follow the above-mentioned process is a significant deficiency in the operation of the registrant's internal control over financial reporting.

The registrant is remediating the significant deficiency in the operation of its internal control over financial reporting with respect to the process for adjusting shareholder distributions based upon the character of dividends received from REITs. Such remedial actions include the following:

        . Management has discussed with each service provider the cause of the error and the corrective actions they have taken, or are taking, to detect and/or prevent future errors of this type. It is worth noting that the registrant is changing service providers for fund accounting and sub-administration services effective September 1, 2005. Management has evaluated the successor service provider's internal controls and procedures concerning this matter to ensure that they are complete and effective.

        . Management has hired a tax professional to help oversee the service providers' work in greater detail.

        . In the future, the registrant will wait until actual REIT information becomes available, to the extent possible, and will include this information in the financial statements rather than rely on estimates of such information.

In connection with this amended filing, the registrant's principal executive and principal financial officers have, within 90 days of this amended report, evaluated the registrant's disclosure controls and procedures currently in effect, including the remedial actions discussed above, and concluded that the registrant's disclosure controls and procedures are effective and operating properly.

As previously reported, there was no change in the registrant's internal control over financial reporting during the quarter ended January 31, 2005 that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting. However, subsequent to January 31, 2005, the registrant undertook the remedial actions described above.

Item 12. Exhibits.

     (a) (1) Not applicable.
     (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit (a)(2)(1) and a(2)(2), respectively
     (a) (3) Not applicable.
     (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b)(1) and (b)(2), respectively.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AEW Real Estate Income Fund

                                    By: /s/ John T. Hailer
                                        ----------------------------------------
                                    Name:  John T. Hailer
                                    Title: President and Chief Executive Officer
                                    Date:  August 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                    By: /s/ John T. Hailer
                                        ----------------------------------------
                                    Name:  John T. Hailer
                                    Title: President and Chief Executive Officer
                                    Date:  August 17, 2005

                                    By: /s/ Michael C. Kardok
                                        ----------------------------------------
                                    Name:  Michael C. Kardok
                                    Title: Treasurer
                                    Date:  August 17, 2005